UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

CalEthos, Inc.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

CalEthos, Inc.

11753 Willard Avenue

Tustin, CA 92782

October 21, 2021

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholder:

This notice and the accompanying Information Statement are being distributed to the holders of record (the “Stockholders”) of the common stock of CalEthos, Inc., a Nevada corporation (the “Company”), as of the close of business on October 4, 2021 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the notice requirements of Chapter 78 of the Nevada Revised Statutes (the “NRS”). The purpose of this notice and the accompanying Information Statement is to notify the Stockholders of actions recommended by our Board of Directors (the “Board”) and approved by written consent in lieu of a meeting by the holders of a majority of our outstanding common stock as of the Record Date (the “Written Consent”).

The Written Consent adopted a resolution approving the following actions: (collectively, the “Authorized Actions”):

●	An amendment to the Company’s Articles of Incorporation, as amended, changing the corporate name of the Company to “AIQ Blockchain, Inc.” (the “Name Change Amendment”).

●	The approval and adoption of the CalEthos, Inc. 2021 Equity Incentive Plan (the “Incentive Plan Approval”).

No consent or proxies are being requested from the Company’s Stockholders, and the Company’s Board is not soliciting your consent or proxy in connection with the Authorized Actions. The Written Consent is the only stockholder approval required to effect the Authorized Actions under the NRS, the Company’s Articles of Incorporation, as amended, or the Company’s Bylaws. The Authorized Actions, as approved by the Written Consent, will not become effective until 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Stockholders. We expect to mail the accompanying Information Statement to the Stockholders on or about November 4, 2021.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Schedule 14C. The Company will furnish a copy of this Notice and Information Statement, without charge, to any stockholder upon written request to the address set forth above, Attention: Corporate Secretary.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

Sincerely,

/s/ Michael Campbell
Michael Campbell
Chief Executive Officer

CalEhos, Inc.

11753 Willard Avenue

Tustin, CA 92782

(714) 352-5315

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND A PROXY.

INTRODUCTION

This Information Statement advises the Stockholders of CalEthos, Inc. (the “Company,” “we,” “our” or “us”) of the approval of the following actions (the “Authorized Actions”):

●	An amendment to the Company’s Articles of Incorporation, as amended, changing the corporate name of the Company to “AIQ Blockchain, Inc.” (the “Name Change Amendment”).

●	The approval and adoption of the CalEthos, Inc. 2021 Equity Incentive Plan (the “Incentive Plan Approval”).

On October 4, 2021, our Board of Directors (the “Board”) approved the Authorized Actions and submitted the same to certain holders of our outstanding shares of Common Stock, par value $0.001 per share (the “Common Stock”). On the same date, the holders of a majority of outstanding shares of Common Stock (the “Majority Stockholders”) executed and delivered to us a written consent in lieu of a meeting (the “Written Consent”) approving the Authorized Actions.

Section 78.320 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The NRS, however, requires that in the event an action is approved by written consent, a company must provide notice of the taking of any corporate action without a meeting to all stockholders who were entitled to vote upon the action but who have not consented to the action. Under Nevada law, stockholders of the Company (the “Stockholders”) are not entitled to dissenters’ rights with respect to the Authorized Actions.

In accordance with the foregoing, we intend to mail a notice of Written of Stockholder Action by Written Consent and this Information Statement on or about November 4, 2021 to stockholders of record on October 4, 2021 (the “Record Date”). This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

Capital Stock

As of October 4, 2021, there were issued and outstanding 25,970,621 shares of Common Stock (with the holder of each share having one vote). Pursuant to the NRS, at least a majority of the voting equity of the Company, or at least 22,204,199 votes (out of 25,970,621 total votes) is required to approve the Authorized Actions by written consent. The Majority Stockholders, who collectively hold 22,204,199 shares of Common Stock (approximately 85.5% of the total voting equity of the Company), have voted in favor of the Authorized Actions, thereby satisfying the requirement under Section 7-107-104 of the NRS that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Majority Stockholders, the number of shares of Common Stock held by the Majority Stockholders, the total number of shares that each Majority Stockholder voted in favor of the Authorized Actions, and the percentage of the issued and outstanding shares of Common Stock voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock Held	Number of Votes held by Such Stockholder	Number of Votes that Voted in favor of the Authorized Actions	Percentage of the Voting Equity that Voted in favor of the Authorized Actions(1)
M1 Advisors LLC	10,454,199	10,454,199	10,454,199	40.25%
Hyuncheol Kim	10,000,000	10,000,000	10,000,000	38.51
David Unsworth(2)	1,750,000	1,750,000	1,750,000	6.74
Total	22,204,199	22,204,199	22,204,199	85.50%

(1)	Based on 25,970,621 shares of Common Stock issued and outstanding as of October 4, 2021.
(2)	Includes shares held of record by Live Planet LLC, an entity controlled by Mr. Unsworth.

ACTIONS TO BE TAKEN

The Name Change Amendment will become effective on the date that the Company files a Certificate of Amendment to the Company’s Articles of Incorporation, as amended, (the “Amendment”), with the State of Nevada. The Company intends to file the Amendment with the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

The Incentive Plan Approval will become effective on the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

CORPORATE NAME CHANGE

The Board and the Majority Stockholders have approved the filing of an amendment to the Company’s Articles of Incorporation to change the Company’s corporate name to “AIQ Blockchain, Inc.” The Board of Directors believes the Name Change Amendment is necessary and advisable as a result of the proposed change in the Company’s business plan and line of business.

Since the second quarter of 2016, the Company has been a “shell” company, as defined in Rule 12b-2 under the Exchange Act. In the first quarter of 2021, the Board determined to establish the Company in the rapidly-growing bitcoin mining industry, and to engage in the business of high-performance computer manufacturing, initially by developing and licensing or selling a 5 nanometer ASIC chip for bitcoin mining. On September 22, 2021, the Company announced its completion of a $3.5 million financing to fund the initial development phases of its ASIC chip.

The Board of Directors determined to change the Company’s corporate name in connection with the establishment of the Company’s new businesses and its desire to engage in an overall corporate rebranding. The Board of Directors believes the AIQ Blockchain name better suits the businesses in which the Company intends to engage and will more easily brand the Company as a participant in the bitcoin mining industry. The Name Change Amendment will not have any immediate material effect on the Company’s business, operations, reporting requirements or stock price. Stockholders will not be required to immediately have new stock certificates reflecting the Company’s name change. New stock certificates will be issued in due course as old certificates are tendered to the Company’s transfer agent in connection with transfers or exchanges.

Prior to filing the Name Change Amendment, the Company must first notify FINRA by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the corporate name change. The Company’s failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

4

APPROVAL AND ADOPTION OF THE 2021 EQUITY INCENTIVE PLAN

The Company believes that incentives and stock-based awards focus employees and consultants on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans such as the 2021 Equity Incentive Plan (the “Plan”) are an important attraction, retention and motivation tool for participants. The Consenting Stockholders approved and adopted the Plan, as described below.

Summary Description of the Plan

The following summary is qualified in its entirety by the full text of the Plan, which appears as Appendix A to this Information Statement.

Purpose. The purpose of the Plan is to further and promote the interests of the Company and its Stockholders by enabling the Company to attract, retain and motivate employees, directors and consultants, or those who will become employees, directors or consultants, and to align the interests of those individuals with the interests of the Company’s Stockholders.

Administration. The Plan will be administered by an independent compensation committee appointed by the Board (the “Compensation Committee”), which will have general administrative authority for the Plan. In the event that the Board has not appointed the Compensation Committee, then the Board shall have all the powers of the Compensation Committee under the Plan. The Compensation Committee may delegate certain limited authority to one or more senior executive officers of the Company to grant awards to employees who are not subject to Section 16 of the Exchange Act. Additionally, the Compensation Committee may designate persons other than members of the Compensation Committee to carry out the day-to-day ministerial administration of the Plan (other than with regard to the selection for participation in the Plan and/or the granting of any awards to participants) under such conditions and limitations as prescribed by the Compensation Committee (the appropriate acting body, be it the Compensation Committee, the Board, or an executive officer within his or her delegated authority, is referred to herein as the “Administrator”). The Administrator’s determinations under the Plan need not be uniform and may be made selectively among the Plan’s participants, whether or not such participants are similarly situated.

The Administrator has broad authority under the Plan with respect to award grants including, without limitation, the authority to:

●	select the Plan’s participants;
●	make awards in such amounts and form as the Administrator shall determine;
●	impose such restrictions, terms and conditions upon such awards as the Administrator shall deem appropriate; and
●	correct any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any award agreement.

Eligibility. Persons eligible to receive awards under the Plan include employees, directors and consultants, or those who will become employees, directors or consultants, of the Company and/or its subsidiaries. Notwithstanding the above, incentive stock options may only be granted under the Plan to employees of the Company.

Authorized Shares. The maximum number of shares of Common Stock that may be initially issued or transferred pursuant to awards under the Plan shall not exceed 2,500,000 shares, all of which may be issued as any type of award permitted under the Plan, including, but not limited to, incentive stock options.

Types of Awards. The Plan authorizes awards of stock options and restricted shares of Common Stock.

A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the “Exercise Price”). The per share Exercise Price of an option generally may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code (the “Code”) and the Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

5

Restricted shares are shares of Common Stock granted to Plan participants, subject to such restrictions, terms and conditions, if any, as the Administrator deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service with the Company for any reason or for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals). Upon satisfaction or lapse of the applicable restrictions, terms, and conditions, subject to applicable securities laws, the participant will receive shares of Common Stock in exchange for such restricted shares.

Dividend Equivalents; Deferrals. The Administrator may provide for the deferred payment of awards and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the Plan earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock.

Assumption and Termination of Awards. Generally, and subject to limited exceptions set forth in the Plan, if the Company dissolves or undergoes certain corporate transactions such as a merger, business combination, or other reorganization, or a sale of substantially all of its assets, all awards then-outstanding under the Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the Administrator provides for the assumption, substitution or other continuation of the award. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Clawback. The Company may cancel any award under the Plan, require reimbursement from a participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any clawback policies adopted by the Company.

Transfer Restrictions. Subject to certain exceptions contained in the Plan, awards under the Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. The Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s Common Stock, under any other plan or authority.

Termination of or Changes to the Plan. The Board may amend or terminate the Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the Plan (adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval). Unless terminated earlier by the Board, the authority to grant new awards under the Plan will terminate on October 4, 2031. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the Plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any Plan amendment) materially and adversely affects the holder.

6

Federal Income Tax Consequences of Awards under the Plan

The U.S. federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe certain elections under the Code (such as an election under Code Section 83(b)), alternative minimum tax, or state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct, and the participant recognizes taxable income in an amount equal to the difference between the option Exercise Price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax. Upon a disposition of shares acquired by exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the participant generally must recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the Exercise Price or (ii) the amount realized upon the disposition of the incentive stock option shares minus the Exercise Price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.

With respect to restricted shares, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant).

If an award is accelerated under the Plan in connection with a “change in control” (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered).

The Company shall have the authority and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any income, payroll, and other taxes (including, without limitation, pursuant to the Federal Insurance Contributions Act and the Federal Unemployment Tax Act) to the extent required by law to be withheld with respect to any taxable event concerning a participant arising as a result of an award under the Plan.

Equity Compensation Plan Information

The Company does not currently maintain any equity compensation plans. The Majority Stockholders have approved and adopted the Plan as described above. The Board believes that the approval and adoption of the Plan will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to the Company’s success. All members of the Board and all of the Company’s executive officers are eligible for awards under the Plan and thus have a personal interest in the approval of the Plan.

7

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s capital stock as of October 4, 2021, of (i) each person known to the Company to beneficially own more than 5% of any class of the Company’s securities, (ii) the Company’s directors, (iii) each named executive officer, and (iv) all directors and named executive officers as a group. As of October 4, 2021, there were a total of 25,970,621 shares of Common Stock issued and outstanding. The column titled “Percent of Class” shows the percentage of the Common Stock beneficially owned by each identified party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of October 4, 2021, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table below has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and the address of each of the stockholders listed below, unless otherwise specified is in care of the Company at 11753 Willard Avenue, Tustin, CA 927821.

	Common Stock
Name of Beneficial Owner	Number of Shares Owned		Percentage Owned(1)
Officers and Directors
Michael Campbell CEO and Director	10,454,199	(2)	40.25%
Hyuncheol Kim Chief Technology Officer	10,000,000	(3)	38.51
Dean Skupen, Chief Financial Officer	325,000		1.25
All officers and directors as a group	20,779,199		80.01

Other 5% Stockholders
David Unsworth	1,750,000	(4)	6.74
Nanosha Investments LLC	4,620,000	(5)	15.10

(1)	The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of the Company’s capital stock outstanding on October 4, 2021. On October 4, 2021, there were 25,970,621 shares of Common Stock outstanding. To calculate a stockholder’s percentage of beneficial ownership, the Company includes in the numerator and denominator the Common Stock outstanding and all shares of Common Stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person that are exercisable within 60 days of October 4, 2021. Common stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among the Company’s stockholders may differ. Unless indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.
(2)	Represents shares of Common Stock owned of record by M1 Advisors LLC, a Delaware limited liability company managed by Michael Campbell. Of such shares, 1,500,000 are restricted shares subject to the terms of a restricted share agreement that limits the ability of the holder to dispose of such shares until such shares vest, which shares will vest upon the achievement by the Company of certain product development milestones.
(3)	Represents restricted shares subject to the terms of a restricted share agreement that limits the ability of the holder to dispose of such shares until such shares vest, which shares will vest upon the achievement by the Company of certain product development milestones.
(4)	Includes 315,000 shares of Common Stock held of record by Live Planet LLC, a company controlled by Mr. Unsworth. The address of Mr. Unsworth is 246 Bayview Avenue, Belvedere, CA 94920.
(5)	Represents 3,080,000 shares of Common Stock issuable upon the conversion of an outstanding promissory note and 1,540,000 shares of Common Stock issuable upon the exercise of outstanding Series A warrants held by Nanosha Investments LLC. Nanosha Investments LLC is controlled by Sean Fontenot. The address of Nanosha Investments LLC is 1202 Walnut Avenue, Long Beach, CA 90813.

8

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended December 31, 2020;
(2)	Quarterly Report on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021; and
(3)	Current Reports on Form 8-K dated August 17, 2021 and October 7, 2021.

You may request a copy of these filings, at no cost, by writing CalEthos, Inc., at 11753 Willard Avenue, Tustin, CA 927821, or telephoning the Company at (714) 352-5315. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 11753 Willard Avenue, Tustin, CA 927821, or telephoning the Company at (714) 352-5315.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Michael Campbell
Michael Campbell, Chief Executive Officer
Dated: October 21, 2021

9

ANNEX A

CalEthos, Inc.

2021 Equity Incentive Plan

* * * * *

1. Purpose. The purpose of the CalEthos, Inc. 2021 Equity Incentive Plan is to further and promote the interests of CalEthos, Inc., its Subsidiaries (as defined below) and its stockholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, directors and consultants, or those who will become employees, directors or consultants, and to align the interests of those individuals and the Company’s stockholders.

2. Certain Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means an award or grant made to a Participant under Section 6 or 7 of the Plan.

2.2 “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 11.2 of the Plan in connection with the granting of an Award.

2.3 “Board” means the Board of Directors of the Company, as constituted from time to time.

2.4 “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.5 “Committee” means the Compensation Committee of the Board (or such other committee of the Board as may be established to administer the Plan, as described in Section 3 of the Plan), or if no such committee has been appointed or established, the Board.

2.6 “Common Stock” means the Common Stock, par value $0.001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

2.7 “Company” means CalEthos, Inc., a Nevada corporation, or any successor entity to CalEthos, Inc.

2.8 “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.9 “Fair Market Value” means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on a public exchange for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on an exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board and such determination shall be conclusive and binding on all persons.

2.10 “Incentive Stock Option” means any Stock Option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.11 “Non-Employee Director” means a director serving on the Board who is a “non-employee director” within the meaning of SEC Rule 16b-3(b)(3).

2.12 “Non-Qualified Stock Option” means any Stock Option granted pursuant to Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

A-1

2.13 “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

2.14 “Plan” means the CalEthos, Inc. 2021 Equity Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.15 “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 7 of the Plan and the relevant Award Agreement.

2.16 “Stock Option” means an Award made to a Participant pursuant to Section 6 of the Plan.

2.17 “Subsidiary(ies)” means any corporation, partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting shares, partnership, beneficial or membership interests in one of the other entities in such chain.

3. Administration.

3.1 The Committee. The Plan shall be administered by the Committee. Subject to the last sentence of this Section 3.1, the Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee. In the event that the Board has not appointed the Committee, then the Board shall have all the powers of the Committee under the Plan.

3.2 Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration, and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration, and maintenance of the Plan including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, implementation, administration, or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee by execution of written agreements and/or other instruments in such form as is approved by the Committee. The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.

3.3 Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

A-2

4. Term of Plan/Common Stock Subject to Plan.

4.1 Term. Unless terminated earlier by the Board, the Plan shall terminate on October 4, 2031, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

4.2 Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 10.2 of the Plan, shall not exceed 2,500,000 shares of Common Stock; all of which may be issued pursuant to the exercise of Incentive Stock Options. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

4.3 Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Section 6 of the Plan, and the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

5. Eligibility. Individuals eligible for Awards under the Plan shall consist of employees, directors and consultants, or those who will become employees, directors or consultants, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary. Notwithstanding the above, Incentive Stock Options may only be granted to employees of the Company.

6. Stock Options.

6.1 Terms and Conditions. Stock Options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as “Stock Option(s)”). All Stock Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

6.2 Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any Subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Stockholder”).

6.3 Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that in the case of a 10% Stockholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

A-3

6.4 Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Stockholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

6.5 Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary’s designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (and applicable tax withholding) in cash, by certified check, bank draft, or money order payable to the order of the Company, or, if permitted by the Committee in its sole discretion, by delivery of shares of Common Stock satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit, in its sole discretion. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

6.6 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its affiliates) exceeds $100,000, the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

7. Restricted Shares.

7.1 Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE CALETHOS, INC. 2021 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND CALETHOS, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICE OF THE SECRETARY OF CALETHOS, INC. CALETHOS, INC. WILL FURNISH TO THE RECORDHOLDER OF THE CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH PLAN AND AWARD AGREEMENT. CALETHOS, INC. RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED.”

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

A-4

7.2 Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions, if any, as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service with the Company for any reason or for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

7.3 Restriction Period. In accordance with Sections 7.1 and 7.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 7.4 of the Plan.

7.4 Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 7.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant, provided that the removal of such legend is permitted by applicable federal and state securities laws.

7.5 Stockholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a stockholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

7.6 Dividend Equivalents. In addition to the provisions of Section 7.5 of the Plan, Awards of Stock Options may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

8. Non-transferability of Awards. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

9. Changes in Capitalization and Other Matters.

9.1 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, stockholders or agents of the Company or any Subsidiary, as a result of any such action.

A-5

9.2 Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

9.3 Mergers. If the Company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination with any person or entity (such merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination to be referred to herein as a “Merger Event”), the Board may take such action as it deems appropriate, including, but not limited to, replacing such Stock Options with substitute stock options in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in the Plan, if any Merger Event occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Stock Options and to pay to each affected Participant in connection with the cancellation of such Participant’s Stock Options, an amount equal to the excess of the Fair Market Value, as determined by the Board, of the Common Stock underlying any unexercised Stock Options (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options. In the case of any Stock Option with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Merger Event, the Committee may cancel the Stock Option without the payment of consideration therefor.

Upon receipt by any affected Participant of any such substitute stock options (or payment) as a result of any such Merger Event, such Participant’s affected Stock Options for which such substitute options (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

10. Amendment, Suspension and Termination.

10.1 In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant or (y) increase the number of shares available for Awards to Section 4.2 without stockholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain Awards not to be subject to Code Section 409A.

10.2 Award Agreement Modifications. The Committee may, in its sole discretion, amend or modify at any time and from time to time the terms and provisions of any outstanding Award in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Award, including, without limitation, changing or accelerating (a) the date or dates as of which Stock Options shall become exercisable, or (b) the date or dates as of which Restricted Share grants shall become vested. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to or modification of such Award to cause such Award not to be subject to Code Section 409A.

A-6

11. Miscellaneous.

11.1 Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local, or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

11.2 No Right to Employment or Continuing Relationship. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director or consultant of the Company or any Subsidiary any right to continued employment, directorship or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship or consulting relationship of any employee, director or consultant at any time for any reason, even if such termination adversely affects such Participant’s Awards.

11.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

11.4 Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

11.5 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

A-7

11.6 Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.

11.7 Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

11.8 Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

11.9 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

11.10 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

11.11 Code Section 409A. This Plan and all Awards hereunder are intended to comply with the requirements of Code Section 409A and any regulations or other authority promulgated thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, the Board and the Committee reserve the right (without the consent of any Participant and without any obligation to do so or to indemnify any Participant or the beneficiaries of any Participant for any failure to do so) to amend this Plan and/or any Award Agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Code Section 409A after the date hereof without violating Code Section 409A. In the event that any payment or benefit made hereunder would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Code Section 409A and, at the time of a Participant’s “separation from service”, such Participant is a “specified employee” within the meaning of Code Section 409A, then any such payments or benefits shall be delayed until the six-month anniversary of the date of such Participant’s “separation from service”. Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Code Section 409A.

11.12 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

11.13 Effective Date. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s stockholders in accordance with Section 422 of the Code and the regulations promulgated thereunder. If such stockholder approval is not obtained, the Plan and any Awards granted under the Plan shall be null and void and of no force and effect.

[remainder of page intentionally left blank]

A-8

IN WITNESS WHEREOF, this Plan is adopted by the Company on this 4th day of October, 2021.

CALETHOS, INC.

By:	/s/ Michael Campbell
Name:	Michael Campbell
Title:	President and Chairman

A-9